FIRST SOUTH AFRICA CORP., LTD.

                            GUARANTEED DELIVERY FORM

                                  FOR TENDER OF
                           REDEEMABLE CLASS A WARRANTS
                                       AND
                           REDEEMABLE CLASS B WARRANTS


        As set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedure" in the Offering Circular (as defined on the reverse hereof), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined on the reverse hereof) if Redeemable Class A Warrants or Redeemable Class B Warrants (together, the "Warrants") of First South Africa Corp., Ltd., a Bermuda corporation, are not immediately available or if time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Offering Circular). Such form may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedure" in the Offering Circular.


                                 EXCHANGE AGENT:

                        AMERICAN TRANSFER & TRUST COMPANY

                             AMERICAN STOCK TRANSFER
                                 & TRUST COMPANY
                                 40 WALL STREET
                                   46TH FLOOR
                            NEW YORK, NEW YORK 10005

                                  BY FACSIMILE:
                                 (718) 234-5001

                                   TELEPHONE:
                                 (718) 921-8200

        Delivery of this Guaranteed Delivery Form to an address other than as set forth above, or transmission of instructions via a facsimile number other than the one listed above, will not constitute a valid delivery.

        This Form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined on the reverse hereof) in accordance with Instruction 4 of the Letter of Transmittal (as defined in the Offering Circular), such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND  GENTLEMEN:

        The undersigned hereby tenders to First South Africa Corp., Ltd., a Bermuda corporation, upon the terms and subject to the conditions set forth in its Offering Circular, dated October 10, 1997 (the "Offering Circular"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the number of Warrants set forth below, all pursuant to the guaranteed delivery procedure set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedure" in the Offering Circular. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Warrants as set forth in the Letter of Transmittal.

Number of Class A Warrants Tendered:  _______
Certificate Number(s):
_____________________________________________
_____________________________________________

Number of Class B Warrants Tendered:  _______
Certificate Number(s):
_____________________________________________
_____________________________________________

Name(s) of Holder(s) of Record:
_____________________________________________
_____________________________________________
        (Please Print)

Address:_____________________________________
_____________________________________________

Area Code and
Tel. No.: ___________________________________
_____________________________________________
_____________________________________________
               (Signature(s)

Dated: ______________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees delivery to the Exchange Agent, at one of its addresses set forth on the reverse hereof, of the certificate(s) representing the number of Warrants tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal and all other required documents, within five New York Stock Exchange, Inc. trading days after the Expiration Date.

_____________________________________________
               Name of Firm

_____________________________________________
               Address

_____________________________________________
               Zip Code

_____________________________________________
        Area Code and Telephone Number

_____________________________________________
        Authorized Signature

_____________________________________________
               Title

Name ________________________________________
               Please Type or Print

Dated: ________________________, 1997


        The Eligible Institution that completes this Form must communicate the Guarantee to the Exchange Agent and must deliver the Letter of Transmittal, the certificates representing Warrants and all other required documents, if any, to the Exchange Agent within the time periods set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

               DO NOT SEND WARRANT CERTIFICATES WITH THIS FORM --
               THEY SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL


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